Summary prospectus

Delaware Equity Income Fund

Nasdaq ticker symbols
Class A	FIUTX
Institutional Class	FIUUX
Class R6	FIUVX

October 4, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund's shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 423-4026. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/literature. You can also get this information at no cost by calling 800 423-4026. The Fund’s statutory prospectus and statement of additional information, both dated Oct. 4, 2019 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Equity Income Fund

What is the Fund’s investment objective?

Delaware Equity Income Fund seeks total return.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	Inst.	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		Inst.		R6
Management fees	0.65%		0.65%		0.65%
Distribution and service (12b-1) fees	0.25%		none		none
Other expenses	0.20%		0.20%		0.10%	[1]
Total annual fund operating expenses	1.10%		0.85%		0.75%
Fee waivers and expense reimbursements	(0.00%)	[2]	(0.00%)	[2]	(0.00%)	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.10%		0.85%		0.75%

[1]

“Other expenses” for Class R6 are estimated and account for Class R6 shares not being subject to certain expenses as described further in the section of the prospectus entitled “Choosing a share class.”

[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 1.17%, 0.85% and 0.81% of the Fund’s average daily net assets for Class A shares, Institutional Class shares and Class R6 shares, respectively, from Oct. 4, 2019 through Oct. 31, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 2-year contractual period and the total operating expenses without waivers for years 3 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	Inst.	R6
1 year	$681	$87	$77
3 years	$905	$271	$240
5 years	$1,146	$471	$417
10 years	$1,838	$1,049	$930

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Predecessor Fund’s (defined below) portfolio turnover rate was 35% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Fund invests, under normal circumstances, primarily in companies that the Fund believes are undervalued in the market relative to their long term potential. Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equities (80% policy). For purposes of this 80% policy, equities may include common stock, preferred stock, equity-based exchange-traded funds (ETFs) and instruments that are convertible into common stock, or other instruments that represent an equity position in an issuer. The Fund seeks to generate income by investing dividend paying companies.

The Fund generally uses a “bottom-up” approach in attempting to identify stocks that are undervalued. This means that the Fund generally identifies potential investments through fundamental research and analysis which includes, among other things, analyzing a company’s balance sheet, cash flow statements and competition within a company’s industry. The Fund also assesses a company’s corporate strategy and whether the company is operating in the interests of shareholders, as well as analyzing economic trends, interest rates, and industry diversification.

The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated or alternative investment opportunities become more attractive.

Summary prospectus
Delaware Equity Income Fund

The Fund's investment manager, Delaware Management Company (Manager), may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Fund Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. The Fund’s principal risks include:

Market risk — Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations. Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Undervalued securities risk — The Fund seeks to invest in securities that the Fund’s Manager believes are undervalued and that it believes will rise in value due to anticipated events or changes in investor perceptions. If these developments do not occur, the market price of these securities may not rise as expected or may fall.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Equity Income Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund has adopted the performance of the First Investors Equity Income Fund (Predecessor Fund) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on Oct. 4, 2019 (Reorganization). The Fund had not yet commenced operations prior to the Reorganization. The bar chart shows changes in the performance of the Predecessor Fund from year to year and shows how the Predecessor Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The Predecessor Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

The returns shown for periods ending on or prior to Oct. 4, 2019 are those of the Class A, Advisor Class, and Institutional Class shares of the Predecessor Fund. Class A, Advisor Class, and Institutional Class shares of the Predecessor Fund were reorganized into Class A, Institutional Class, and Class R6 shares, respectively, of the Fund after the close of business on Oct. 4, 2019. The returns of Class A, Institutional Class, and Class R6 shares of the Fund will be different from the returns of the corresponding classes of the Predecessor Fund as they have different expenses.

Updated performance information is available by calling 800 423-4026 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

As of June 30, 2019, the Fund’s Class A shares had a calendar year-to-date return of 13.16%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 13.76% for the quarter ended Dec. 31, 2011, and its lowest quarterly return was -15.10% for the quarter ended Sept. 30, 2011. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Summary prospectus
Delaware Equity Income Fund

Average annual total returns for periods ended December 31, 2018

	1 year	5 years	10 years	Life of Class (If less than 10 years)
Class A return before taxes	-13.96%	3.49%	8.82%	—
Class A return after taxes on distributions	-16.86%	1.82%	7.79%	—
Class A return after taxes on distributions and sale of Fund shares	-6.19%	2.12%	6.91%	—
Institutional Class return before taxes (Inception Date: 4/1/13)	-8.46%	5.09%	—	7.38%
Class R6 return before taxes (Inception Date: 4/1/13)	-8.36%	5.17%	—	7.47%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)*	-8.27%	5.95%	11.18%	8.22%
MSCI USA Value Index (reflects no deduction for fees, expenses or taxes)*	-7.18%	6.62%	11.13%	8.82%
S&P 500® Index* (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	13.12%	—

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

* The Fund changed its broad-based securities index to the Russell 1000 Value Index as of Oct. 4, 2019. The Fund had previously changed its primary broad-based securities index to the MSCI USA Value Index as of Jan. 31, 2019. In each case the Fund elected to use the new index because it more closely reflected the Fund’s investment strategies. The Fund’s secondary benchmark, the S&P 500 Index was removed as of Oct. 4, 2019.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Nikhil G. Lalvani, CFA	Vice President, Senior Portfolio Manager, Team Leader	October 2019
Robert A. Vogel Jr., CFA	Vice President, Senior Portfolio Manager	October 2019

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Kristen E. Bartholdson	Vice President, Senior Portfolio Manager	October 2019

Sub-advisors

Macquarie Investment Management Global Limited (MIMGL)

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; or by mail (c/o Delaware Funds by Macquarie, Raritan Plaza 1, Edison, NJ 08837-3620).

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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